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                          STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.

     Agreement of Lease, made as of this 15th day of March 1996, between E&E ASSOCIATES, LLC, 32 Merrivale Road, Great Neck, NY 11020 party of the first part, hereinafter referred to as OWNER, and KEY PRODUCTIONS, INC., -12 West 31st Street, New York, NY 10001 party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire fourth floor in the building known as 112 West 31st Street in the Borough of Manhattan, City of New York, for the term of five years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of March nineteen hundred and ninety-six, and to end on the 28th day of February two thousand and two both dates inclusive, at an annual rental rate of

$53,300.00 yearly ($4,441.67 monthly) for the first and second year $55,350.00 yearly ($4,612.50 monthly) for the third year
$57,400.00 yearly ($4,833.33 monthly) for the fourth and fifth year which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues in public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installments of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Rent Occupancy:

     1. Tenant shall pay the rent as above and as hereinafter provided.

     2. Tenant shall use and occupy demised premises for recording studio and general offices for tenant and individuals and/or corporations associated with tenant provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense before making any alterations, additions, installments or improvements, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compsenation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Repairs:

     4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of the Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of the Owner by reason on inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect too the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

     5. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or of any other applicable law or of the Rules of the Board of Standards and Appeals, or any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply will all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, order, rules, regulations or requirements with respect thereto. Tenant shall not do or


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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgages, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) if the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damage thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above) subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraph (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred shall be deemed to include any loss or damage to the demise premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this leases be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant, or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:
[Hand graphic]

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, whenever possible, they are within walls or otherwise concealed.
Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective tenants or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon


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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of Court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code) or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and good faith, proceed to remedy or cure such default, then Owner may serve a written (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof have been given, and the term shall expire as aforesaid; or if Tenant make default in the payment of the rent reserved herein or any item additional rent herein mentioned or any part of either or in making other payment herein required; then and in any such events Owner, without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall default hereunder prior to the date fixed as the commencement of renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and paid up to the time of such re-entry, dispossess and expiration, (b) Owner may re-let the premises or part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of the lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representative of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained , any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements and decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in the lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money excluding but not limited to reasonable attorney's fees, in instituting, prosecuting, or defending any such action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, and other public parts of the building and to change the name, number and designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representation by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implications or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End Of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, never-theless, to the terms and conditions of the lease including, but not limited to,
Article 34 hereof and to the ground leases, underlying leases and mortgages herein before mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner had not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payment for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.


Bill and Notices:

     28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time the same is deliver to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through which water is also supplied with water through a meter through which water is also supplied to other premises Tenant shall pay Owner, as additional rent, on the first day of each month, ________% ($__________) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $_________, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

     31. As long as Tenant is not in default under any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security: [Hand arrow graphic]

     32. Tenant has deposited with Owner the sum of $8,883.33 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that the Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made in the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the money deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and released of all covenants and obligations of Owners hereunder, and it shall be deemed and construed without further agreement between the parties, their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or the land building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent". "Additional rent" means all the sums which shall be due to Owner from tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and designated as holidays by the applicable building service union employee service contract or by the applicable Operating Engineers contract respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be reasonably delayed.

Adjacent Excavation -- Shoring:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon the Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon the Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there has been modifications, that the same is in full force and effect as modified, and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

     39. If, at the request of and as accomodation to Tenant, owner shall place upon the directory board in the lobby of the building, one or more names of persons other than tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by tenant to such person or persons.

Successors and Assigns:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall not look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

[Hand arrow graphic] Space to be filled in or deleted.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:
                                             E&E ASSOCIATES, LLC      CORP. SEAL
                                             .........................
                                             BY JOEPH EDEN, PARTNER

                                             /s/ Joseph Eden
 ..............................               ..............................[L.S]

Witness for Tenant:
                                             KEY PRODUCTIONS, INC.    CORP. SEAL
                                             .........................
                                             BY             , PRESIDENT


 ..............................               ..............................[L.S]

*   RIDER ATTACHED TO AND MADE PART OF LEASE DATED 15th March 1996  BETWEEN

*   OWNER:     E&E ASSOCIATES, LLC          TENANT:          Key productions.

41st: Payment of Rent

     (a) Tenant agrees and acknowledges that time is of the essence as to all payments under this lease. Owner need not send monthly bills or written notices to collect the rent or additional rent.

     (b) If any payment to Owner, furnished by an uncertified check, fails collection in due course ("bouncing check") and the same happens three (3) times in any twelve (12) month period, Owner shall have the option to demand that Tenant, for the remainder of the lease term, make all payments by certified checks. Owner's acceptance of uncertified checks subsequent to demand of payments by certified checks shall not constitute a waiver of Owner's rights pursuant to this Article. Tenant shall be charged $25 for any check returned for whatever reason.

     (c) Tenant shall pay a late charge of ten percent (10%) of the outstanding rent and additional rent due in any month in which such rent and additional rent is not paid or at least post-marked by the eighth (8th) day of such month. Such late charge shall be deemed additional rent for purposes of this lease and shall be in addition to all other remedies Owner may have against Tenant.

42nd: Insurance

     Tenant, at its own cost and expense, but for the mutual benefit of both Owner and Tenant, will maintain throughout the term of this lease or any renewal thereof:

     (a) General public liability insurance protecting and indemnifying the Tenant and the Owner against any and all claims for damages to person(s) or property or for loss of life or property occuring upon, in, or about the demised premises. Such insurance to afford immediate protection to the limit of not less than $1,000,000.00 in respect of bodily injury or death to any one person, and to the limit of not less than $3,000,000.00 in respect of any one accident, and to the limit of not less than $500,000.00 for property damage.

     (b) Plate glass insurance covering all glasses now in the premises or which may be installed (including skylights, if any). If Tenant fails to maintain plate glass insurance, he (she) will replace all broken glasses at his (her) own cost and expense.

     (c) Such other insurance on the building and in such amounts as may from time to time be reasonably required by the Owner against other insurable hazards which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of the building, its construction, location, use and occupancy.

     (d) All such policies shall name Owner, Tenant and Mortgagee, if any, as co-insured.

     (e) Each policy delivered hereunder shall, to the extent obtainable, contain an agreement by the insurer that such policy shall not be cancelled without at least fifteen (15) days prior written notice to the Owner.

     (f) Tenant shall provide copies of all such policies to the Owner.

43rd: Brokerage

     The Tenant represents that the renting of this premises was the result of direct negotiations with the Owner, and that no expense of brokerage or claim for brokerage shall be made against the Owner in connection with this lease.

44th: Security

     As the monthly rental increases in accordance with the provisions of this lease, the Tenant shall deposit with the Owner within ten (10) days of the date of each increse additional security payment to maintain all times an amount equal to two (2) monthly rentals.

* Space to be filled.

45th:  Taxes

     * (a) Tenant agrees to pay as additional rent 20% of any and all increases in Real Estate Taxes above the Real Estate Taxes * for the 1995-1996 New York City fiscal year (hereinafter referred to as the "Based Tax Year") imposed on the Property with respect to every Tax Year or part thereof during the term of this lease, whether any such increase results from a highter tax rate or an increase in the assesed valuation of the property, or both. "Property" shall mean the land and building. "Real Estate Taxes" shall mean taxes and assessments imposed upon the Property including any special assessment imposed thereon for any purpose whatsoever. "Tax Year" shall mean each period of twelve months commencing on the first day of July subsequent to the Base Tax Year. All such payments shall be appropriately pro-rated for any partial Tax Years occurring during the first and last years of the term of this lease.

     (b) A copy of the Tax Bill of the City of New York shall be sufficient evidence of the amount of Real Estate Taxes and for calculation of the amount to be paid by Tenant. The amount of taxes paid * in the present Base Tax Year is $39,787.64. Payments made pursuant to this Article shall be made as additional rent spread equally over the months of July through December of each year.

     (c) If Owner protests the amount of Real Estate Taxes and is successful in reducing such taxes, and such reduction results in a benefit to Tenant in that it reduces the amount payable by Tenant pursuant to this Section 45, Tenant shall pay a pro rata share of the fees and expenses incurred to Owner in obtaining such reduction in an amount not to exceed 35% of any benefit incurring to the Tenant therefrom.

46th: Air Conditioning

     Existing air conditioning system presently on said premises (incl. parts, if any, on the roof) will be available for Tenant's sole use without any warranty or guarantee and Tenant agrees to maintain it in good working condition during the lifetime of this lease. Tenant may replace the whole or part of the system with another one which is similar or better, without causing damage to the building or another Tenant, at Tenant's own cost and expense.

47th: Interior

     Tenant agrees to keep the interior of said premises, all windows, screens, awnings, doors (including rear and side stairwell doors), interior walls, pipes, machinery, plumbing, electric wiring, and other fixtures and interior appurtenances in good and substantial repair, secure, and clean condition at Tenant's own expense.

48th: Electricity

     Tenant will maintain a separate meter and will pay all charges for electricity and gas consumed by him for lighting, air-conditioning or any other purpose.

49th:  Occupancy

     The demised premises are to be used and occupied only for the purposes herein set forth and the Tenant convenants and agrees that during the entire term of this lease or its extension, Tenant will not use or permit the premises or any part therof to be used for any purposes, other than the uses herein specified, without the Owner's written permission. Tenant shall be in exclusive control and possession of the demised premises and Owner shall not in any event whatsoever be liable for any injury or damage to any person or property on the demised premises. In any other case, it is expressly understood and agreed that the liability of the Owner(s) under the terms, covenants, conditions, warranties and obligations of this lease shall in no event exceed the loss of Owner's equity interest in the building which contains the demised premises.

* Space to be filled.

50th: Assignment of Lease

     The Tenant shall not, without the written consent of the Owner first obtained, either sell, assign, mortgage or transfer this lease, underlet the premises or any part thereof or permit the same to be occupied by anybody other than the Tenant.

     In the event that the Owner gives its consent to the Tenant, it shall only be given upon the following conditions:

     (a) The Tenant is not in default in the payment of rent or in the performance of any of the terms, provisions and conditions of this lease.

     (b) Prior to such assignment, the prospective assignee is personally introduced to the Owner or its agent and approved by him.

     (c) A duplicate original of such assignment of lease shall be delivered to the Owner in person or by registered mail within three (3) days after the execution and delivery thereof to the proposed assignee.

     (d) That such assignment shall in no way release the original Tenant herein named and such assignee and Tenant shall be and continue to be and remain personally, primarily and jointly and severally liable to the Owner for the payment of rent and for the full and faithful performance of each and every and all the terms, convenants and conditions contained in this lease.

     (e) The acceptance by the Owner of rent from either the Tenant or the assignee or from anyone else in possession of the demised premises shall not be construed as a waiver of any of the terms or provisions of this Article unless such waiver is in writing signed by the Owner.

     (f) That the sale or any encumbrance of a controlling interest of the stock or partnership interest of Tenant shall be deemed to be an assignment of this lease and is expressly prohibited except upon compliance with the provisions of this lease.

     (g) That the assignee deposits with the Owner additional security which shall bring the total amount of security held by the Owner to a total of three months' rent in effect at the date of assignment.

51st: Bona-Fide Demolition

     In the event of a bona fide demolition of the building, but not before three years after the signing of the lease, Owner may cancel this lease by giving Tenant at least six months prior written notice. Tenant shall pay to Owner the rent coming due to such termination date, without any claim whatsoever, if exercised by Owner.

52nd: Construction of Lease

     (a) Invalidity of any term or provision of this lease or the application thereof shall not invalidate any other provision or portion of this lease.

     (b) In case of any conflict or variance between the provision of the printed part of this lease and this rider, the rider shall prevail.

     (c) The rights and remedies created by this lease are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

     (d) Tenant's obligation to pay rent, additional rents, escalations and any monetary obligations under this lease shall not be subject to any set off, counterclaim, recoupment or any other right Tenant may have. It is being here intended that any such claim against Owner be dealt with independently of the monetary obligations of this lease and by separate action if need be.

     (e) It is understood that Tenant had a reasonable opportunity to inspect and contemplate the terms, convenants and conditions of this lease, to negotiate the same, and to clarify any problems or objections Tenant may have and that consequently no aspect of this lease, no matter how obscure or insignificant shall be interpreted as "mere boilerplate" in nature.

     (f) All additona1 rent and other payments provided for under this lease shall constitute rent payable hereunder with the same effect as if the same were the net annual rental reserved and provided for herein.

     (g) Submission by Owner of this lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Owner and Tenant have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.




     IN WITNESS WHEREOF, the parties hereto have duly executed this instruments as of the day and year first above written.

By: /s/ Joseph Eden                               By:
   ------------------------                          ---------------------------
   For:  Owner                                       For:  Tenant

[LOGO]  FINANCE
        NEW YORK                             BOROUGH OF MANHATTAN
   THE CITY OF NEW YORK                      TAX YEAR  1995/96
   DEPARTMENT OF FINANCE
--------------------------------------------------------------------------------
     OWNER OF RECORD                           ADDRESS OF PROPERTY
--------------------------------------------------------------------------------
  E & E ASSOCIATES                           112 WEST 31 STREET
--------------------------------------------------------------------------------

                   094837395061701                BLOCK          LOT       C
                                                   806           50        5
                  ANCHOR SAVING BANK
                  100 JERICHO QUADRANGL                 CHECK BLOCK AND
                  JERICHO    NY                           LOT NUMBER

--------------------------------------------------------------------------------
PROPERTY TYPE/CODE  LOFT BUILDINGS W/STORE, NOT 1                          /18
--------------------------------------------------------------------------------
NOTIFY THE BOROUGH PROPERTY ASSESSMENT OFFICE IF THE OWNER OF RECORD OR DESCRIPTION OF PROPERTY ABOVE IS INCORRECT OR MISSING: SEE REVERSE SIDE FOR ADDRESSES.
================================================================================
                                 DETAIL OF BILL
================================================================================
TRANSITIONAL TAXABLE VALUE                           394,784

ACTUAL TAXABLE VALUE                                 382,500

       REAL ESTATE RATE PER $100 OF TAXABLE VALUE                     10.402
  A-   REAL ESTATE TAX                                            39,787.64


                                                                  ---------
       TOTAL AMOUNT DUE EQUALS A                                  39,787.64
                                                                  ---------




       TOTAL DISCOUNT IF PAID ON OR BEFORE JULY 01, 1995
                                                                    -201.66



REAL PROPERTY LAW PROVIDES THAT TAXES ARE TO BE BASED ON THE LOWER OF THE TRANSITIONAL OR ACTUAL TAXABLE VALUE

















                   FOR ADDITIONAL INFORMATION SEE REVERSE SIDE
--------------------------------------------------------------------------------

                                 PAYMENT PERIODS
--------------------------------------------------------------------------------
   YOUR PAYMENTS ARE DUE IN 2 INSTALLMENTS ON: JULY 01, 1995, JANUARY 01, 1996


                                    INTEREST
--------------------------------------------------------------------------------
If payment on installment is not made by the due date or the end of the grace period (if any), interest will be charged at the rate of 18% per annum compounded daily from the original due date of the installment.


                                   DISCOUNTS
--------------------------------------------------------------------------------
Except for the first installment, a 2.00% discount per annum will be allowed for early payment of installments. See reverse side for details.


                                    PROTESTS
--------------------------------------------------------------------------------
The period for protesting assessed valuation for       1996/97
1,2,& 3 family dwellings: JANUARY 15, 1996 TO MARCH 15, 1996
              All others: JANUARY 15, 1996 TO MARCH 01, 1996


                               OTHER INFORMATION
--------------------------------------------------------------------------------
Estimated local assistance from New York State during 1995/96 -- $6,359,450,393

                                DO NOT MAIL CASH!

Make check or money order payable to NYC DEPT. OF FINANCE. Please write borough, block, and lot no. on check. Your cancelled check is your receipt. A $15.00 service charge will be assessed for each dishonored check. Cash payments may be made at any borough office of the City Collector, Mon.-Fri. 9am to 3pm.

================================================================================
                      RETAIN THIS PORTION FOR YOUR RECORDS
================================================================================
[ARROW] FOR FULL YEAR PAYMENT USE THIS COUPON                         R 4/95 CT

COUNTY OF NEW YORK

     On the 17th day of November 1997, before me personally came Gerald Masucci to me known to be the individual described in and who executed the foregoing
instrument, and acknowledged that                   executed the same.

                            /s/ SALVATORE J. NIGRONE
                              SALVATORE J. NIGRONE
                        Notary Public, State of New York
                                  No.31-4690130
                          Qualified in New York County
                        Commission Expires July 31, 1999


STATE OF
COUNTY OF

On the           day of                        19     , before me
personally came
to me known, who, being by me duly sworn, did depose and say that he resides at No.
                                                                           ;
that he is the
of

                                                     , the corporation described
in which executed foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation,
and that he signed h   name thereto by like order.



COUNTY OF NEW YORK

On the           day of                        19     , before me
personally came


to me known to be the individual described in and who executed the foregoing
instrument, and acknowledged that h   executed the same.









STATE OF
COUNTY OF

On the           day of                        19     , before me
personally came
the subscribing witness to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he resides at No.
                                                                           ;
that he knows

                                                            to be the individual
described in and who executed the foregoing instrument; that he said the subscribing witness, was present and saw
execute the same; and that         he, said witness, at the same time subscribed
h    name as witness thereto.











================================================================================

KEY PRODUCTIONS, INC.

                                                                        Assignor

FANIA ENTERTAINMENT GROUP, LTD.


                                                                        Assignee

================================================================================

                              Assignment of Lease
                                with Assumption

================================================================================

Dated, November 17, 1997

                      ASSIGNMENT AND ASSUMPTION OF LEASE

             The parties agree as follows:

Date:
              November 17, 1997
Parties:
              Assignor:   Key Productions, Inc.
              Address:    112 W. 31 Street, New York, New York 10001

              Assignee:   Fania Entertainment Group, Ltd.
              Address:    112 W. 31 Street, New York, New York 10001

     If there are more than one Assignor or Assignee, the words "Assignor" and "Assignee" shall include them.

Lease Assigned:

The Lease which is assigned herein is identified as follows:

Landlord E&E Associates, LLC, 32 Merrivale Road, Great Neck, NY 10001 Tenant Key Productions, Inc., 112 W. 31 Street, New York, NY (owner)
Date March 15, 1996 Premises: Entire fourth floor       10001

                      112 W. 31 Street, New York, NY 10001



Consideration:
Assignor has received ten ($10.00) dollars and other good and valuable consideration for this Assignment.

Assignment:
Assignor assigns to the Assignee all the Assignor's right, title and interest in
a) the Lease and b) the security deposit, if any, stated in the Lease.

[ILLEGIBLE]:
Assignee agrees to pay the rent promptly and perform all of the terms of the Lease as of the date of this Assignment. Assignee assumes full responsibility for the Lease as if Assignee signed the Lease originally as Tenant.

Indemnity:
Assignee agrees to indemnify and hold Assignor harmless from any legal actions, damages and expenses, including legal fees that the Assignor may incur arising out of the Lease.

Benefit to Landlord:
Assignee agrees that the obligations assumed shall benefit the landlord named in the Lease as well as the Assignor.

Assignor's [ILLEGIBLE]:
Assignor states that Assignor has the right to assign this Lease and that the premises are free and clear of any judgments, executions, liens, taxes and assessments.

Assignee's Statement:
Assignee states that Assignee has read the Lease and has received the original or an exact copy of the Lease.


Sussessors:
This assignment is binding on all parties who lawfully succeed to the rights or take the place of the Assignor or Assignee.

Margin Headings:
The margin headings are for convenience only.


[ILLEGIBLE]:
The Assignor and Assignee have signed this Assignment as of the date at the top of the first page.

                                        ASSIGNOR
                                             Key Productions, Inc.
                                        .....................................
                                    by:       /s/ Gerald Masucci
                                        .....................................

WITNESS                                 ASSIGNEE
                                             Fania Entertainment Group, Ltd.
 ..............................          .....................................
                                    by:       /s/ Gerald Masucci
                                        .....................................
                                    Consented to: "OWNER" E&E ASSOCIATES, LLC

                                    by:       /s/ ILLEGIBLE
                                        .....................................